Exhibit 99(b)
                                                                     Page 1 of 7

                    CULP, INC. FINANCIAL INFORMATION RELEASE
                      CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS AND SIX MONTHS ENDED OCTOBER 28, 2007 AND OCTOBER 29, 2006
                                   (UNAUDITED)
                (Amounts in Thousands, Except for Per Share Data)

                                                                       THREE MONTHS ENDED
                                               -------------------------------------------------------------------

                                                        Amounts                              Percent of Sales
                                               -------------------------                --------------------------
                                               October 28,   October 29,     % Over     October 28,   October 29,
                                                  2007        2006 (1)      (Under)        2007          2006
                                               -----------   -----------   ----------   ------------  ------------

Net sales                                      $   64,336        59,040         9.0 %        100.0 %       100.0 %
Cost of sales                                      55,914        51,049         9.5 %         86.9 %        86.5 %
                                               -----------   -----------   ----------   ------------  ------------
       Gross profit                                 8,422         7,991         5.4 %         13.1 %        13.5 %

Selling, general and
  administrative expenses                           5,838         6,273        (6.9)%          9.1 %        10.6 %
Restructuring (credit) expense                        (84)           43       295.3 %         (0.1)%         0.1 %
                                               -----------   -----------   ----------   ------------  ------------
       Income from operations                       2,668         1,675        59.3 %          4.1 %         2.8 %

Interest expense                                      809           938       (13.8)%          1.3 %         1.6 %
Interest income                                       (63)          (51)       23.5 %         (0.1)%        (0.1)%
Other expense                                         463            31         N.M.           0.7 %         0.1 %
                                               -----------   -----------   ----------   ------------  ------------
       Income before income taxes                   1,459           757        92.7 %          2.3 %         1.3 %

Income taxes*                                         (95)          (55)       72.7 %         (6.5)%        (7.3)%
                                               -----------   -----------   ----------   ------------  ------------
       Net income                              $    1,554           812        91.4 %          2.4 %         1.4 %
                                               ===========   ===========   ==========   ============  ============

Net income per share-basic                     $     0.12    $     0.07        71.4 %
Net income per share-diluted                   $     0.12    $     0.07        71.4 %
Net income per share, diluted, excluding
 restructuring and related charges (see
 proforma statement on page 6)                 $     0.16    $     0.09        77.8 %
Average shares outstanding-basic                   12,635        11,686         8.1 %
Average shares outstanding-diluted                 12,809        11,689         9.6 %



                                                                        SIX MONTHS ENDED
                                               ------------------------------------------------------------------

                                                        Amounts                              Percent of Sales
                                               -------------------------                --------------------------
                                               October 28,   October 29,     % Over     October 28,   October 29,
                                                  2007           2006       (Under)        2007          2006
                                               -----------   -----------   ----------   ------------  ------------

Net sales                                      $  129,566       121,625         6.5 %        100.0 %       100.0 %
Cost of sales                                     112,088       105,574         6.2 %         86.5 %        86.8 %
                                               -----------   -----------   ----------   ------------  ------------
       Gross profit                                17,478        16,051         8.9 %         13.5 %        13.2 %

Selling, general and
  administrative expenses                          12,159        12,846        (5.3)%          9.4 %        10.6 %
Restructuring expense                                 348           466       (25.3)%          0.3 %         0.4 %
                                               -----------   -----------   ----------   ------------  ------------
       Income from operations                       4,971         2,739        81.5 %          3.8 %         2.3 %

Interest expense                                    1,627         1,888       (13.8)%          1.3 %         1.6 %
Interest income                                      (121)          (97)       24.7 %         (0.1)%        (0.1)%
Other expense                                         695            60         N.M.           0.5 %         0.0 %
                                               -----------   -----------   ----------   ------------  ------------
       Income before income taxes                   2,770           888       211.9 %          2.1 %         0.7 %

Income taxes*                                         365           (58)     (729.3)%         13.2 %        (6.5)%
                                               -----------   -----------   ----------   ------------  ------------
       Net income                              $    2,405           946       154.2 %          1.9 %         0.8 %
                                               ===========   ===========   ==========   ============  ============

Net income per share-basic                     $     0.19    $     0.08       137.5 %
Net income per share-diluted                   $     0.19    $     0.08       137.5 %
Net income per share, diluted, excluding
 restructuring and related charges (see
 proforma statement on page 7)                 $     0.28    $     0.19        47.4 %
Average shares outstanding-basic                   12,609        11,679         8.0 %
Average shares outstanding-diluted                 12,776        11,682         9.4 %

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

(1) Certain prior year amounts have been corrected to conform to current year presentation. Sales proceeds received on equipment with no carrying value of $307,000 was reclassified from other expense to restructuring expense to conform to current year presentation.

                           CONSOLIDATED BALANCE SHEETS
              OCTOBER 28, 2007, OCTOBER 29, 2006 AND APRIL 29, 2007
                                    Unaudited
                             (Amounts in Thousands)

                                                                    Amounts                 Increase
                                                           -------------------------       (Decrease)
                                                            October 28,  October 29,  --------------------   * April 29,
                                                               2007         2006       Dollars    Percent        2007
                                                           ------------  -----------  ---------  ---------  ------------

Current assets
 Cash and cash equivalents                                 $     16,830        9,706     7,124      73.4 %        10,169
 Accounts receivable                                             22,885       23,286      (401)     (1.7)%        29,290
 Inventories                                                     41,518       44,430    (2,912)     (6.6)%        40,630
 Deferred income taxes                                            5,376        7,120    (1,744)    (24.5)%         5,376
 Assets held for sale                                               341        1,571    (1,230)    (78.3)%         2,499
 Income taxes receivable                                            491            -       491     100.0 %             -
 Other current assets                                             1,271        1,506      (235)    (15.6)%         1,824
                                                           ------------  -----------  ---------  ---------  ------------
            Total current assets                                 88,712       87,619     1,093       1.2 %        89,788

Property, plant and equipment, net                               37,887       42,487    (4,600)    (10.8)%        37,773
Goodwill                                                          4,114        4,114         -       0.0 %         4,114
Deferred income taxes                                            25,762       22,023     3,739      17.0 %        25,683
Other assets                                                      2,439        1,354     1,085      80.1 %         2,588
                                                            -----------  -----------  ---------  ---------  ------------

            Total assets                                   $    158,914      157,597     1,317       0.8 %       159,946
                                                           ============  ===========  =========  =========  ============



Current liabilities
 Current maturities of long-term debt                      $     12,834        7,742     5,092      65.8 %        16,046
 Lines of credit                                                  4,016            -     4,016     100.0 %         2,593
 Accounts payable                                                21,124       18,540     2,584      13.9 %        23,585
 Accrued expenses                                                 9,040        9,001        39       0.4 %         8,670
 Accrued restructuring                                            2,356        3,017      (661)    (21.9)%         3,282
 Income taxes payable - current (1)                                   -        3,880    (3,880)   (100.0)%         4,579
                                                           ------------  -----------  ---------  ---------  ------------
            Total current liabilities                            49,370       42,180     7,190      17.0 %        58,755

Income taxes payable - long-term (1)                              4,299            -     4,299     100.0 %             -
Long-term debt , less current maturities                         22,120       39,554   (17,434)    (44.1)%        22,114
                                                           ------------  -----------  ---------  ---------  ------------

            Total liabilities                                    75,789       81,734    (5,945)     (7.3)%        80,869

Shareholders' equity                                             83,125       75,863     7,262       9.6 %        79,077
                                                           ------------  -----------  ---------  ---------  ------------

            Total liabilities and
            shareholders' equity                           $    158,914      157,597     1,317       0.8 %       159,946
                                                           ============  ===========  =========  =========  ============

Shares outstanding                                               12,635       11,687       948       8.1 %        12,569
                                                           ============  ===========  =========  =========  ============

* Derived from audited financial statements

(1)  Amounts as of October 28, 2007 reflect the adoption of Financial Accounting
     Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in
     Income Taxes" during the first quarter of fiscal 2008.

                    CULP, INC. FINANCIAL INFORMATION RELEASE
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
         FOR THE SIX MONTHS ENDED OCTOBER 28, 2007 AND OCTOBER 29, 2006
                                    Unaudited
                             (Amounts in Thousands)

                                                                            SIX MONTHS ENDED
                                                                      ----------------------------

                                                                                 Amounts
                                                                      ----------------------------
                                                                       October 28,     October 29,
                                                                           2007           2006
                                                                      -------------    -----------

Cash flows from operating activities:
   Net income                                                         $      2,405            946
   Adjustments to reconcile net income to net cash
    provided by (used in operating activities):
       Depreciation                                                          2,892          3,364
       Amortization of other assets                                            186             41
       Stock-based compensation                                                366            287
       Excess tax benefit related to stock options
        exercised                                                              (21)             -
       Deferred income taxes                                                   266         (1,847)
       Restructuring expenses, net of gain on sale of related assets            73           (364)
       Changes in assets and liabilities:
         Accounts receivable                                                 6,625          5,763
         Inventories                                                          (888)        (7,737)
         Other current assets                                                  553           (219)
         Other assets                                                          (31)           148
         Accounts payable                                                   (1,687)        (1,965)
         Accrued expenses                                                      370          1,156
         Accrued restructuring                                              (1,002)        (1,037)
         Income taxes                                                         (250)         1,392
                                                                      -------------    -----------
           Net cash provided by (used in) operating activities               9,857            (72)
                                                                      -------------    -----------

Cash flows from investing activities:
   Capital expenditures                                                     (3,385)        (1,705)
   Proceeds from the sale of buildings and equipment                         2,045          2,738
                                                                      -------------    -----------
           Net cash (used in) provided by investing
            activities                                                      (1,340)         1,033
                                                                      -------------    -----------

Cash flows from financing activities:
   Proceeds from lines of credit                                             1,423              -
   Payments on vendor-financed capital expenditures                           (499)          (670)
   Payments on long-term debt                                               (3,206)          (426)
   Proceeds from common stock issued                                           405            127
   Excess tax benefit related to stock options exercised                        21              -
                                                                      -------------    -----------
           Net cash used in financing activities                            (1,856)          (969)
                                                                      -------------    -----------

Increase (decrease) in cash and cash equivalents                             6,661             (8)

Cash and cash equivalents at beginning of period                            10,169          9,714
                                                                      -------------    -----------

Cash and cash equivalents at end of period                            $     16,830          9,706
                                                                      =============    ===========


Free Cash Flow (1)                                                    $      8,039            291
                                                                      =============    ===========


--------------------------------------------------------------------------------------------------

(1) Free Cash Flow reconciliation is as follows:                         2nd Qtr         2nd Qtr
                                                                         FY 2008         FY 2007
                                                                      ----------------------------
A) Net cash provided by (used in) operating activities                $      9,857            (72)
B) Minus: Capital Expenditures                                              (3,385)        (1,705)
C) Add: Proceeds from the sale of buildings and equipment                    2,045          2,738
D) Minus: Payments on vendor-financed capital expenditures                    (499)          (670)
E) Add: Excess tax benefit related to stock options exercised                   21              -
                                                                      -------------    -----------
                                                                      $      8,039            291
                                                                      =============    ===========

--------------------------------------------------------------------------------------------------

                    CULP, INC. FINANCIAL INFORMATION RELEASE
           SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
        FOR THE THREE MONTHS ENDED OCTOBER 28, 2007 AND OCTOBER 29, 2006

                             (Amounts in thousands)

                                                                             THREE MONTHS ENDED (UNAUDITED)
                                                           ---------------------------------------------------------------

                                                                   Amounts                        Percent of Total Sales
                                                           -------------------------            --------------------------
                                                           October 28,   October 29,   % Over    October 28,   October 29,
Net Sales by Segment                                          2007           2006      (Under)      2007          2006
-------------------------------------------------------    -----------   -----------   -------- ------------  ------------

Mattress Fabrics                                           $   36,010        23,494      53.3 %       56.0 %        39.8 %
Upholstery Fabrics                                             28,326        35,546     (20.3)%       44.0 %        60.2 %
                                                           -----------   -----------   -------- ------------  ------------

     Net Sales                                             $   64,336        59,040       9.0 %      100.0 %       100.0 %
                                                           ===========   ===========   ======== ============  ============


Gross Profit by Segment                                                                             Gross Profit Margin
-------------------------------------------------------                                         --------------------------

Mattress Fabrics                                           $    6,038         4,144      45.7 %       16.8 %        17.6 %
Upholstery Fabrics                                              2,975         4,138     (28.1)%       10.5 %        11.6 %
                                                           -----------   -----------   -------- ------------  ------------
     Subtotal                                                   9,013         8,282       8.8 %       14.0 %        14.0 %

Restructuring related charges                                    (591)(1)      (291)(4) 103.1 %       (0.9)%        (0.5)%
                                                           -----------   -----------   -------- ------------  ------------

     Gross Profit                                          $    8,422         7,991       5.4 %       13.1 %        13.5 %
                                                           ===========   ===========   ======== ============  ============


Selling, General and Administrative expenses by Segment                                              Percent of Sales
-------------------------------------------------------                                         --------------------------

Mattress Fabrics                                           $    2,166         1,674      29.4 %        6.0 %         7.1 %
Upholstery Fabrics                                              2,774         3,745     (25.9)%        9.8 %        10.5 %
Unallocated Corporate expenses                                    873           824       5.9 %        1.4 %         1.4 %
                                                           -----------   -----------   -------- ------------  ------------
                                                                5,813         6,243      (6.9)%        9.0 %        10.6 %

Restructuring related charges                                      25(2)         30(4) (16.7)%         0.0 %         0.1 %
                                                           -----------   -----------   -------- ------------  ------------

    Selling, General and Administrative expenses           $    5,838         6,273      (6.9)%        9.1 %        10.6 %
                                                           ===========   ===========   ======== ============  ============


                                                                                                      Operating Income
Operating Income (loss) by Segment                                                                     (Loss) Margin
-------------------------------------------------------                                         --------------------------

Mattress Fabrics                                           $    3,872         2,470      56.8 %       10.8 %        10.5 %
Upholstery Fabrics                                                201           393     (48.9)%        0.7 %         1.1 %
Unallocated corporate expenses                                   (873)         (824)      5.9 %       (1.4)%        (1.4)%
                                                           -----------   -----------   -------- ------------  ------------
        Subtotal                                                3,200         2,039      56.9 %        5.0 %         3.5 %

Restructuring expense and restructuring related charges          (532)(3)      (364)(5)  46.2 %       (0.8)%        (0.6)%
                                                           -----------   -----------   -------- ------------  ------------

     Operating income                                      $    2,668         1,675      59.3 %        4.1 %         2.8 %
                                                           ===========   ===========   ======== ============  ============


Depreciation by Segment
-------------------------------------------------------

Mattress Fabrics                                           $      898           918      (2.2)%
Upholstery Fabrics                                                547           744     (26.5)%
                                                           -----------    ----------   --------
        Subtotal                                                1,445         1,662     (13.1)%
                                                           ===========    ==========   ========

Notes:
(1) The $591,000 restructuring related charge represents $348,000 for inventory markdowns and $243,000 for other operating costs associated with closed plant facilities.
(2) The $25,000 restructuring related charge represents other operating costs associated with closed plant facilities.
(3) The $532,000 represents $348,000 for inventory markdowns, $268,000 for other operatings costs associated with closed plant facilities, $179,000 for lease termination and other exit costs, $73,000 for asset movement costs, $27,000 for write-downs of a building and equipment, a credit of $114,000 for proceeds received on equipment with no carrying value, and a credit of $249,000 for employee termination benefits. Of this total charge, $591,000 was recorded in cost of sales, $25,000 was recorded in selling, general, and administrative expenses, and a credit of $84,000 was recorded in restructuring expense.
(4) The $291,000 and $30,000 restructuring related charge represents other operating costs associated with closed plant facilities.
(5) The $364,000 represents $354,000 for asset movement costs, $333,000 for lease termination and other exit costs, $321,000 for other operating costs associated with closed plant facilities, a credit of $53,000 for write-downs of a building and equipment, a credit of $130,000 for sales proceeds received on equipment with no carrying value, and a credit of $461,000 for employee termination benefits. Of this total charge, $291,000 was recorded in cost of sales, $30,000 was recorded in selling, general, and administrative expenses, and $43,000 was recorded in restructuring expense. Certain prior year amounts have been corrected to conform to current year presentation. Sales proceeds received on equipment with no carrying value of $307,000 was reclassified from other expense to restructuring expense to conform to current year presentation.

                    CULP, INC. FINANCIAL INFORMATION RELEASE
           SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
         FOR THE SIX MONTHS ENDED OCTOBER 28, 2007 AND OCTOBER 29, 2006


                                                 (Amounts in thousands)

                                                    SIX MONTHS ENDED (UNAUDITED)
                                 -------------------------------------------------------------------

                                        Amounts                          Percent of Total Sales
                                 ----------------------             --------------------------------
                                 October 28,  October 29,  % Over     October 28,      October 29,
Net Sales by Segment                2007        2006       (Under)        2007             2006
-------------------------------  ----------   ---------   --------- ----------------- --------------

Mattress Fabrics                $   72,546      45,339      60.0 %             56.0 %         37.3 %
Upholstery Fabrics                  57,020      76,286     (25.3)%             44.0 %         62.7 %
                                 ----------   ---------   --------- ----------------- --------------

     Net Sales                  $  129,566     121,625       6.5 %            100.0 %        100.0 %
                                 ==========   =========   ========= ================= ==============


Gross Profit by Segment                                                   Gross Profit Margin
-------------------------------                                     --------------------------------

Mattress Fabrics                $   11,843       7,665      54.5 %             16.3 %         16.9 %
Upholstery Fabrics                   6,742       9,423     (28.5)%             11.8 %         12.4 %
                                 ----------   ---------   --------- ----------------- --------------
     Subtotal                       18,585      17,088       8.8 %             14.3 %         14.0 %

Restructuring related charges       (1,107)(1)  (1,037)(4)   6.8 %             (0.9)%         (0.9)%
                                 ----------   ---------   --------- ----------------- --------------

     Gross Profit               $   17,478      16,051       8.9 %             13.5 %         13.2 %
                                 ==========   =========   ========= ================= ==============


Selling, General and Administrative                                        Percent of Sales
 expenses by Segment
-------------------------------------------                         --------------------------------

Mattress Fabrics                $    4,208       3,337      26.1 %              5.8 %          7.4 %
Upholstery Fabrics                   6,092       7,453     (18.3)%             10.7 %          9.8 %
Unallocated Corporate expenses       1,808       2,026     (10.8)%              1.4 %          1.7 %
                                 ----------   ---------   --------- ----------------  --------------
     Subtotal                       12,108      12,816      (5.5)%              9.3 %         10.5 %

Restructuring related charges           51 (2)      30 (5)  70.0 %              0.0 %          0.0 %
                                 ----------   ---------   --------- ----------------- --------------

    Selling, General and
     Administrative expenses    $   12,159      12,846      (5.3)%              9.4 %         10.6 %
                                 ==========   =========   ========= ================= ==============


Operating Income (loss) by                                              Operating Income (Loss)
 Segment                                                                 Margin
-------------------------------                                     --------------------------------

Mattress Fabrics                $    7,635       4,328      76.4 %             10.5 %          9.5 %
Upholstery Fabrics                     650       1,970     (67.0)%              1.1 %          2.6 %
Unallocated corporate expenses      (1,808)     (2,026)    (10.8)%             (1.4)%         (1.7)%
                                 ----------   ---------   --------- ----------------- --------------
        Subtotal                     6,477       4,272      51.6 %              5.0 %          3.5 %

Restructuring expense and
 restructuring related charges      (1,506)(3)  (1,533)(6)  (1.8)%             (1.2)%         (1.3)%
                                 ----------   ---------   --------- ----------------- --------------

     Operating income           $    4,971       2,739      81.5 %              3.8 %          2.3 %
                                 ==========   =========   ========= ================= ==============


Depreciation by Segment
-------------------------------

Mattress Fabrics                $    1,795       1,860      (3.5)%
Upholstery Fabrics                   1,097       1,504     (27.1)%
                                 ----------   ---------   ---------
     Subtotal                        2,892       3,364     (14.0)%
                                 ==========   =========   =========

Notes:

(1) The $1.1 million represents restructuring related charges of $703,000 for other operating costs associated with closed plant facilities and $404,000 for inventory markdowns.
(2) The $51,000 restructuring related charge represents other operating costs associated with a closed plant facilities.
(3) The $1.5 million represents $754,000 for other operating costs on closed plant facilities, $546,000 for lease termination and other exit costs, $404,000 for inventory markdowns, $388,000 for write-downs of buildings and equipment, $127,000 for asset movement costs, a credit of $315,000 for sales proceeds received on equipment with no carrying value, and a credit of $398,000 for employee termination benefits. Of this total charge, $1.1 million was recorded in cost of sales, $51,000 was recorded in selling, general, and administrative expenses, and $348,000 was recorded in restructuring expense.
(4) The $1.0 million represents restructuring related charges of $798,000 for other operating costs associated with closed plant facilities and $239,000 for inventory markdowns.
(5) The $30,000 represents a restructuring related charge for other operating costs associated with closed plant facilities.
(6) The $1.5 million represents $828,000 for other operating costs on closed plant facilities, $740,000 for asset movement costs, $327,000 for lease termination costs, $239,000 for inventory markdowns, $62,000 for write-downs of buildings and equipment, a credit of $226,000 for employee termination benefits, and a credit of $437,000 for sales proceeds received on equipment with no carrying value. Of this total charge, $1.0 million was recorded in cost of sales, $30,000 was recorded in selling, general, and administrative expenses, and $466,000 was recorded in restructuring expense.

                                                                     Page 6 of 7

                                                        CULP, INC.
                                      PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME
                             FOR THE THREE MONTHS ENDED OCTOBER 28, 2007 AND OCTOBER 29, 2006
                                     (Amounts in Thousands, Except for Per Share Data)

                                                                    THREE MONTHS ENDED
                                          ------------------------------------------------------------------------------
                                           As Reported                                        October 28, 2007
                                           October 28,   % of                     % of          Proforma Net     % of
                                               2007      Sales     Adjustments   Sales         of Adjustments   Sales
                                          ---------------------- -----------------------       -------------------------

Net sales                                   $   64,336    100.0%              -                        64,336     100.0%
Cost of sales                                   55,914     86.9%           (591)   -0.9%(1)            55,323      86.0%
                                          ---------------------- -----------------------       -------------------------
              Gross profit                       8,422     13.1%           (591)   -0.9%                9,013      14.0%

Selling, general and
  administrative expenses                        5,838      9.1%            (25)    0.0%(2)             5,813       9.0%
Restructuring (credit) expense                     (84)    -0.1%             84     0.1%(3)                 -       0.0%
                                          ---------------------- -----------------------       -------------------------
              Income from operations             2,668      4.1%           (532)   -0.8%                3,200       5.0%

Interest expense                                   809      1.3%              -     0.0%                  809       1.3%
Interest income                                    (63)    -0.1%              -     0.0%                  (63)     -0.1%
Other expense                                      463      0.7%              -     0.0%                  463       0.7%
                                          ---------------------- -----------------------       -------------------------
              Income before income taxes         1,459      2.3%           (532)   -0.8%(6)             1,991       3.1%

Income taxes (8)                                   (95)    -6.5%            (29)    5.5%                  (66)     -3.3%
                                          ---------------------- -----------------------       -------------------------
Net income                                  $    1,554      2.4%           (503)   -0.8%                2,057       3.2%
                                          ====================== =======================       =========================

Net income per share-basic                  $     0.12                   ($0.04)                   $     0.16
Net income per share-diluted                $     0.12                   ($0.04)                   $     0.16
Average shares outstanding-basic                12,635                   12,635                        12,635
Average shares outstanding-diluted              12,809                   12,635                        12,809


                                                                    THREE MONTHS ENDED
                                          ---------------------------------------------------------------------------------------
                                           As Reported                                        October 29, 2006           Proforma
                                           October 29,   % of                    % of           Proforma Net    % of      % Over
                                               2006      Sales     Adjustments   Sales         of Adjustments   Sales     (Under)
                                          ---------------------- -----------------------       ------------------------- --------

Net sales                                       59,040    100.0%              -                        59,040     100.0%     9.0%
Cost of sales                                   51,049     86.5%           (291)  -0.5%(4)             50,758      86.0%     9.0%
                                          ---------------------- -----------------------       ------------------------- --------
              Gross profit                       7,991     13.5%           (291)  -0.5%                 8,282      14.0%     8.8%

Selling, general and
  administrative expenses                        6,273     10.6%            (30)  -0.1%(4)              6,243      10.6%    -6.9%
Restructuring (credit) expense                      43      0.1%            (43)  -0.1%(5)                  -       0.0%     0.0%
                                          ---------------------- -----------------------       ------------------------- --------
              Income from operations             1,675      2.8%           (364)  -0.6%                 2,039       3.5%    56.9%

Interest expense                                   938      1.6%              -    0.0%                   938       1.6%   -13.8%
Interest income                                    (51)    -0.1%              -    0.0%                   (51)     -0.1%    23.5%
Other expense                                       31      0.1%              -    0.0%                    31       0.1%  1393.5%
                                          ---------------------- -----------------------       ------------------------- --------
              Income before income taxes           757      1.3%           (364)  -0.6%(7)              1,121       1.9%    77.6%

Income taxes (8)                                   (55)    -7.3%           (132)  36.3%                    77       6.9%   185.7%
                                          ---------------------- -----------------------       ------------------------- --------
Net income                                         812      1.4%           (232)  -0.4%                 1,044       1.8%    97.0%
                                          ====================== ======================        ========================= ========

Net income per share-basic                  $     0.07                   ($0.02)                   $     0.09
Net income per share-diluted                $     0.07                   ($0.02)                   $     0.09
Average shares outstanding-basic                11,686                   11,686                        11,686
Average shares outstanding-diluted              11,689                   11,686                        11,689

Notes:

(1) The $591,000 restructuring related charge represents $348,000 for inventory markdowns and $243,000 for other operating costs associated with closed plant facilities.
(2) The $25,000 restructuring related charge represents other operating costs associated with closed plant facilities.
(3) The $84,000 restructuring credit represents $179,000 for lease termination and other exit costs, $73,000 for asset movement costs, $27,000 for write-downs of a building and equipment, a credit of $114,000 for proceeds received on equipment with no carrying value, and a credit of $249,000 for employee termination benefits.
(4) The $291,000 and $30,000 restructuring related charge represents other operating costs associated with closed plant facilities.
(5) The $43,000 restructuring expense represents $354,000 for asset movement costs, $333,000 for lease termination and other exit costs, a credit of $53,000 for write-downs of a building and equipment, a credit of $130,000 for sales proceeds received on equipment with no carrying value, and a credit of $461,000 for employee termination benefits. Certain prior year amounts have been corrected to conform to current year presentation. Sales proceeds received on equipment with no carrying value of $307,000 was reclassified from other expense to restructuring expense to conform to current year presentation.
(6) Of this total charge, $158,000 and $374,000 represent cash and non-cash charges, respectively.
(7) Of this total charge, $417,000 represent cash charges and the credit of $53,000 for write-downs of a building and equipment represent a non-cash gain.
(8) The percent of net sales column for income taxes is calculated as a % of income before income taxes.

                                                                     Page 7 of 7

                                                       CULP, INC.
                                      PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME
                              FOR THE SIX MONTHS ENDED OCTOBER 28, 2007 AND OCTOBER 29, 2006
                                    (Amounts in Thousands, Except for Per Share Data)

                                                                      SIX MONTHS ENDED
                                          ------------------------------------------------------------------------------
                                           As Reported                                        October 28, 2007
                                           October 28,   % of                    % of           Proforma Net    % of
                                               2007      Sales     Adjustments   Sales         of Adjustments   Sales
                                          ---------------------- -----------------------       -------------------------

Net sales                                   $  129,566    100.0%              -                       129,566    100.0%
Cost of sales                                  112,088     86.5%         (1,107)   -0.9%(1)          110,981     85.7%
                                          -------------------- -------------------------       ------------------------
               Gross profit                     17,478     13.5%         (1,107)   -0.9%              18,585     14.3%

Selling, general and
  administrative expenses                       12,159      9.4%            (51)    0.0%(2)           12,108      9.3%
Restructuring expense                              348      0.3%           (348)   -0.3%(3)                -      0.0%
                                            -------------------- -----------------------       ------------------------
               Income from operations            4,971      3.8%         (1,506)   -1.2%               6,477      5.0%

Interest expense                                 1,627      1.3%              -     0.0%               1,627      1.3%
Interest income                                   (121)    -0.1%              -     0.0%                (121)    -0.1%
Other expense                                      695      0.5%              -     0.0%                 695      0.5%
                                            -------------------- -----------------------       ------------------------
               Income before income taxes        2,770      2.1%         (1,506)    -1.2%(7)            4,276      3.3%

Income taxes (9)                                   365     13.2%           (380)   25.2%                 745     17.4%
                                            -------------------- -----------------------       ------------------------
Net income                                  $    2,405      1.9%         (1,126)   -0.9%               3,531      2.7%
                                            ==================== =======================       ========================

Net income per share-basic                  $     0.19                   ($0.09)                   $     0.28
Net income per share-diluted                $     0.19                   ($0.09)                   $     0.28
Average shares outstanding-basic                12,609                   12,609                        12,609
Average shares outstanding-diluted              12,776                   12,609                        12,776


                                                                      SIX MONTHS ENDED
                                          ---------------------------------------------------------------------------------------
                                           As Reported                                        October 29, 2006           Proforma
                                           October 29,    % of                   % of           Proforma Net    % of      % Over
                                               2006      Sales     Adjustments   Sales         of Adjustments   Sales     (Under)
                                          ---------------------- -----------------------       ------------------------- --------

Net sales                                      121,625    100.0%              -                       121,625    100.0%      6.5%
Cost of sales                                  105,574     86.8%         (1,037)   -0.9%(4)           104,537     86.0%      6.2%
                                          ---------------------- -----------------------       ------------------------- --------
               Gross profit                     16,051     13.2%         (1,037)   -0.9%               17,088     14.0%      8.8%

Selling, general and
  administrative expenses                       12,846     10.6%            (30)    0.0%(5)            12,816     10.5%     -5.5%
Restructuring expense                              466      0.4%           (466)   -0.4%(6)                 -      0.0%      0.0%
                                          ---------------------- -----------------------       ------------------------- --------
               Income from operations            2,739      2.3%         (1,533)   -1.3%                4,272      3.5%     51.6%

Interest expense                                 1,888      1.6%              -     0.0%                1,888      1.6%    -13.8%
Interest income                                    (97)    -0.1%              -     0.0%                  (97)    -0.1%     24.7%
Other expense                                       60      0.0%              -     0.0%                   60      0.0%   1058.3%
                                          ---------------------- -----------------------       ------------------------- --------
               Income before income taxes          888      0.7%         (1,533)   -1.3%(8)             2,421      2.0%     76.6%

Income taxes (9)                                   (58)    -6.5%           (315)   20.5%                  257     10.6%    189.9%
                                          ---------------------- -----------------------       ------------------------- --------
Net income                                         946      0.8%         (1,218)    -1.0%               2,164      1.8%     63.2%
                                          ====================== =======================       ========================= ========

Net income per share-basic                  $     0.08                   ($0.10)                   $     0.19
Net income per share-diluted                $     0.08                   ($0.10)                   $     0.19
Average shares outstanding-basic                11,679                   11,679                        11,679
Average shares outstanding-diluted              11,682                   11,679                        11,682


Notes:

(1) The $1.1 million represents restructuring related charges of $703,00 for other operating costs associated with the closed plant facilities and $404,000 for inventory markdowns.
(2) The $51,000 restructuring related charge represents other operating costs associated with the closed plant facilities.
(3) The $348,000 represents restructuring charges of $546,000 for lease termination and other exit costs, $388,000 for write-downs of buildings and equipment, $127,000 for asset movement costs, a credit of $315,000 for sales proceeds received on equipment with no carrying value, and a credit of $398,000 for employee termination benefits.
(4) The $1.0 million represents restructuring related charges of $798,000 for other operating costs associated with closed plant facilities and $239,000 for inventory markdowns.
(5) The $30,000 restructuring related charge represents other operating costs associated with the closed plant facilities.
(6) The $466,000 represents $740,000 for asset movement costs, $327,000 for lease termination and other exit costs, $62,000 for write-downs of buildings and equipment, a credit of $226,000 for employee termination benefits, and a credit of $437,000 for sales proceeds on equipment with no carrying value.
(7) Of this total charge, $713,000 and $793,000 represent cash and non-cash charges, respectively.
(8) Of this total charge, $1.2 million and $301,000 represent cash and non-cash charges, respectively.
(9) The percent of net sales column for income taxes is calculated as a % of income before income taxes.